                                                                EXHIBIT 10.21.2

                              FIRST AMENDMENT AND
                      SUPPLEMENT TO STOCKHOLDERS AGREEMENT

       THIS FIRST AMENDMENT AND SUPPLEMENT (the "Supplement") to the Stockholders Agreement dated as of October 16, 1996, by and among Capstar Broadcasting Partners, Inc., a Delaware corporation ("the "Company"), the securityholders listed on the signature pages thereto, and Hicks, Muse, Tate & Furst Incorporated, a Texas corporation ("HMTF"), as amended or supplemented (the "Stockholders Agreement"), is entered into effective as of January 27, 1997, by and among the Company, the Holders (as such term is defined in the Stockholders Agreement) and Jason Mabry, Kristen Lea Hicks, Shelly Mabry Ellard, Larry Taylor as Custodian for Robert S. Hicks, Jr. under the Texas Uniform Gifts to Minors Act (the "UGMA") and Larry Taylor as Custodian for Brandon Vaughan Hicks under the UGMA (collectively, the "New Holders") pursuant to the terms of the Stockholders Agreement.

                                   RECITALS:

       WHEREAS, the Company and the Holders desire to amend Section 8.1 of the Stockholders Agreement;

       WHEREAS, R. Steven Hicks, a Holder, desires to make a gift of a total of 100,000 shares of Common Stock, par value $0.01 per share (the "Shares"), of the Company to the New Holders;

       WHEREAS, the Company, the Holders and the New Holders desire to supplement the Stockholders Agreement as provided therein in order to effect such gift; and

       WHEREAS, any capitalized term used herein, and not otherwise defined herein, shall have the meaning set forth in the Stockholders Agreement.

                                  AGREEMENTS:

       NOW, THEREFORE, in consideration of the foregoing and the agreements herein contained, the parties hereto covenant and agree as follows:

       1. Amendment to Section 8.1. Section 8.1 of the Stockholders Agreement is hereby amended and restated to read in its entirety to read as follows:

              "8.1   HMC Group Investment.  If after the date of this
       Stockholders Agreement, the HMC Group or the Rights Holder should purchase additional shares of Common Stock from the Company, other than shares of Common Stock issued upon the exercise of any Common Stock Equivalents granted pursuant to any employee, officer or director benefit plan of arrangement ("New Shares"), then the Rights Holder shall be entitled to receive from the Company for no additional consideration a warrant (a "New Warrant") in the same form and substance as the Warrant except that each New Warrant shall provide:

                     (a) for an initial Exercise Price (as such term is defined and used in the Warrant) equal to the price per share of Common Stock paid by the HMC Group in connection with such purchase, with such initial Exercise Price being increased at the rate of interest provided for in the Warrant;

                     (b)    for a term of ten years from the date of grant;

                     (c) for a number of shares subject thereto equal to an amount of (i) 10% of the New Shares so purchased by the HMC Group or the Rights Holder up to an aggregate purchase price of $10,000,000 and (ii) 7.5% of the New Shares so purchased by the HMC Group or the Rights Holder at an aggregate purchase price that is in excess of that provided in clause (i) above; and

                     (d) that the number of shares of Common Stock subject to each New Warrant shall be allocated 80% to the A Warrant and 20% to the B Warrant (as such terms are defined and used in the Warrant).

              Notwithstanding any provision contained herein to the contrary, the rights of the Rights Holder arising under this Section 8.1 shall not be transferable and any attempted transfer or assignment shall render such right void."

       2. Permitted Transfer Status. Each New Holder hereby agrees to take and hold the Shares subject to the provisions and upon the conditions specified in the Stockholders Agreement.

       3. Holder Status. Each New Holder hereby agrees and is deemed to be a "Holder" for all purposes under the terms of the Stockholder Agreement.

       4. Grantor Status. Each Holder hereby agrees and is deemed to be a "Grantor" for all purposes pursuant to Section 6.1 of the Stockholders Agreement.

       5. Voting Rights. Each New Holder hereby agrees that, during the term of the Stockholders Agreement, such New Holder will cause his or her Shares, whether such Shares are owned by a New Holder or any subsequent transferee of a New Holder (including without limitation, a New Holder's estate, executors, administrators, heirs or devisees), (a) to be represented by each such New Holder, in person or by proxy, at any validly called meeting of the stockholders of the Company in order for such Shares to be counted as a part of the quorum of the stockholders of the Company, and (b) to be voted in any manner as R. Steven Hicks so designates, so long as R. Steven Hicks owns any voting securities of the Company or is serving as an officer of the Company.

       6. Notices. Any notices or other communications required or permitted under Section 10.1 of the Stockholders Agreement shall be addressed to each New Holder at his or her address set forth on the signature pages hereto.

       7. Except as herein specifically amended, the Stockholders Agreement shall continue in full force and effect in accordance with its terms.





                  [Remainder of page intentionally left blank]

       IN WITNESS WHEREOF, the parties hereto have duly executed the Supplement effective as of the date first written above.



                                   COMPANY:

                                   CAPSTAR BROADCASTING PARTNERS, INC.


                                   By:     /s/ R. STEVEN HICKS
                                           -------------------------------------
                                   Name:   R. Steven Hicks
                                   Title:  President and Chief Executive Officer


                                   REQUIRED HOLDERS:

                                           /s/ R. STEVEN HICKS
                                   ---------------------------------------------
                                   Name:   R. Steven Hicks


                                   CAPSTAR BROADCASTING PARTNERS, L.P.

                                   By:     HM3/Capstar Partners, L.P.,
                                           Its General Partner

                                   By:     HM3/Capstar, Inc.,
                                           Its General Partner



                                   By:     /s/ THOMAS O. HICKS
                                           -------------------------------------
                                   Name:   Thomas O. Hicks
                                   Title:  President and Chief Executive Officer

                                   NEW HOLDERS:


                                   /s/  JASON MABRY
                                   ---------------------------------------------
                                   Name:   Jason Mabry

                                   Address:
                                                  ------------------------------

                                                  ------------------------------

                                                  ------------------------------


                                   /s/  KRISTEN LEA HICKS
                                   ---------------------------------------------
                                   Name:   Kristen Lea Hicks

                                   Address:
                                                  ------------------------------

                                                  ------------------------------

                                                  ------------------------------


                                   /s/  SHELLY MABRY ELLARD
                                   ---------------------------------------------
                                   Name:   Shelly Mabry Ellard

                                   Address:
                                                  ------------------------------

                                                  ------------------------------

                                                  ------------------------------



                                   /s/  LARRY TAYLOR
                                   ---------------------------------------------
                                   Name:   Larry Taylor as Custodian for Robert
                                           S. Hicks, Jr. under the Texas Uniform
                                           Gifts to Minors Act

                                   Address:
                                                  ------------------------------

                                                  ------------------------------

                                                  ------------------------------




                                   /s/  LARRY TAYLOR
                                   ---------------------------------------------
                                   Name: Larry Taylor as Custodian for Brandon Vaughan Hicks under the Texas Uniform Gifts to Minors Act


                                   Address:
                                                  ------------------------------

                                                  ------------------------------

                                                  ------------------------------